Supplemental Oil and Natural Gas Information - Summary of Capitalized Costs (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Oil and natural gas properties:
Proved properties	$ 97,528	$ 6,986
Unproved properties	926,812	99,671
Total oil and natural gas properties	1,024,340	106,657
Less accumulated depreciation, depletion and amortization	(8,596)	(404)
Net oil and natural gas properties	$ 1,015,744	$ 106,253